Fourth Quarter and Full Year 2023 Supplemental Financial Information

Table of Contents 2 03 Corporate Overview 04 Quarterly Highlights 05 Consolidated Statements of Operations 06 Funds from Operations and Adjusted Funds from Operations 07 EBITDAre and Adjusted EBITDAre 08 Net Operating Income 09 Consolidated Balance Sheets 10 Debt, Capitalization and Financial Ratios 12 Investment Activity 13 Portfolio Information 17 Lease Expiration Schedule 18 Non-GAAP Measures and Definitions 22 Forward Looking and Cautionary Statements

3 Corporate Overview 2021 McKinney Avenue Suite 1150 Dallas, Texas, 75201 Phone: (972) 597 – 4825 Website: www.netstreit.com Corporate Headquarters Transfer Agent Computershare PO Box 43007 Providence, RI 02940-3007 Phone: (800) 736-3001 Website: www.computershare.com Corporate Profile NETSTREIT Corp. (NYSE: NTST) is an internally managed real estate investment trust (REIT) based in Dallas, Texas that specializes in acquiring single-tenant net lease retail properties nationwide. The growing portfolio consists of high-quality properties leased to e-commerce resistant tenants with healthy balance sheets. Led by a management team of seasoned commercial real estate executives, NETSTREIT’s strategy is to create the highest quality net lease retail portfolio in the country in order to generate consistent cash flows and dividends for its investors. Mark Manheimer, Chief Executive Officer and President Daniel Donlan, Chief Financial Officer and Treasurer Jeff Fuge, Senior Vice President of Acquisitions Randy Haugh, Senior Vice President of Finance Trish McBratney-Gibbs, SVP, Chief Accounting Officer Chad Shafer, Senior Vice President of Underwriting Management Team Todd Minnis – Chair Matthew Troxell Michael Christodolou Heidi Everett Mark Manheimer Lori Wittman Robin Zeigler Board of Directors

Quarterly Highlights

(unaudited, dollars in thousands, except per share data)

	Three Months Ended				
Financial Results	**December 31, 2023**	**September 30, 2023**	**June 30, 2023**	**March 31, 2023**	**December 31, 2022**
Net income	$ 1,962	$ 4,239	$ (792)	$ 1,481	$ 2,810
Net income per common share outstanding - diluted	$ 0.03	$ 0.06	$ (0.01)	$ 0.03	$ 0.05
Funds from Operations (FFO)	$ 21,165	$ 21,130	$ 17,198	$ 16,684	$ 14,621
FFO per common share outstanding - diluted	$ 0.30	$ 0.31	$ 0.28	$ 0.28	$ 0.26
Core Funds from Operations (Core FFO)	$ 21,220	$ 21,191	$ 17,587	$ 16,685	$ 15,379
Core FFO per common share outstanding - diluted	$ 0.30	$ 0.31	$ 0.29	$ 0.28	$ 0.28
Adjusted Funds from Operations (AFFO)	$ 21,573	$ 21,389	$ 18,747	$ 17,419	$ 16,251
AFFO per common share outstanding - diluted	$ 0.31	$ 0.31	$ 0.30	$ 0.30	$ 0.29
Dividends per share	$ 0.205	$ 0.205	$ 0.200	$ 0.200	$ 0.200
Weighted average common shares outstanding - diluted	69,922,646	68,048,369	61,043,531	58,883,386	55,715,025

Portfolio Metrics[1]					
Number of leases	598	547	525	488	430
Square feet	10,624,183	9,971,909	9,440,349	8,769,431	8,644,376
Occupancy[2]	100.0 %	100.0 %	100.0 %	100.0 %	100.0 %
Weighted average lease term remaining (years)[3]	9.5	9.3	9.4	9.4	9.5
Investment grade (rated) - % of ABR[4]	70.5 %	68.6 %	67.8 %	67.1 %	64.4 %
Investment grade profile (unrated) - % of ABR[5]	14.1 %	14.6 %	14.0 %	14.9 %	15.8 %
Combined Investment grade (rated) & Investment grade profile (unrated) - % of ABR	84.6 %	83.3 %	81.8 %	82.0 %	80.2 %

1. Includes acquisitions, mortgage loans receivable, and completed developments.
2. Excludes investment that secure mortgage loans receivable.
3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable.
4. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher.
5. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC.

NETSTREIT
4

5 Three Months Ended December 31, Twelve Months Ended December 31, 2023 2022 2023 2022 REVENUES Rental revenue (including reimbursable) $ 34,619 $ 26,625 $ 123,967 $ 93,934 Interest income on loans receivable 2,243 674 7,388 2,345 Other revenue — — 550 — Total revenues 36,862 27,299 131,905 96,279 OPERATING EXPENSES Property 5,064 3,539 16,413 11,695 General and administrative 4,876 5,444 20,176 19,053 Depreciation and amortization 17,078 13,938 63,677 50,075 Provisions for impairment 2,709 — 7,083 1,114 Transaction costs 189 135 456 839 Total operating expenses 29,916 23,056 107,805 82,776 OTHER INCOME (EXPENSE) Interest expense, net (5,646) (3,473) (19,058) (9,181) Gain on sales of real estate, net 506 1,986 1,175 4,148 Loss on debt extinguishment — — (128) — Other income, net 166 95 752 131 Total other income (expense), net (4,974) (1,392) (17,259) (4,902) Net income before income taxes 1,972 2,851 6,841 8,601 Income tax benefit (expense) (10) (41) 49 (396) Net income 1,962 2,810 6,890 8,205 Net income attributable to noncontrolling interests 21 25 53 88 Net income attributable to common stockholders $ 1,941 $ 2,785 $ 6,837 $ 8,117 Amounts available to common stockholders per common share: Basic $ 0.03 $ 0.05 $ 0.11 $ 0.16 Diluted $ 0.03 $ 0.05 $ 0.11 $ 0.16 Weighted average common shares: Basic 69,276,514 54,991,093 63,922,973 49,517,977 Diluted 69,922,646 55,715,025 64,665,439 50,431,822 Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data)

Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data) 6 Three Months Ended December 31, Twelve Months Ended December 31, 2023 2022 2023 2022 GAAP Reconciliation: Net income $ 1,962 $ 2,810 $ 6,890 $ 8,205 Depreciation and amortization of real estate 17,000 13,797 63,379 49,498 Provisions for impairment 2,709 — 7,083 1,114 Gain on sales of real estate, net (506) (1,986) (1,175) (4,148) Funds from Operations (FFO) $ 21,165 $ 14,621 $ 76,177 $ 54,669 Non-recurring executive transition costs, severance and related charges 86 848 362 848 Loss on debt extinguishment and other related costs — — 223 — Gain on insurance proceeds (31) (90) (78) (126) Core Funds from Operations (Core FFO) $ 21,220 $ 15,379 $ 76,684 $ 55,391 Straight-line rent adjustments (456) (142) (1,163) (1,286) Amortization of deferred financing costs 565 309 1,730 862 Amortization of above/below-market assumed debt 29 29 114 29 Amortization of loan origination costs 80 28 163 88 Amortization of lease-related intangibles (93) (246) (611) (889) Earned development interest 326 — 515 — Capitalized interest expense (372) (234) (1,060) (452) Non-cash interest expense (990) — (2,124) — Non-cash compensation expense 1,264 1,128 4,822 4,774 Adjusted Funds from Operations (AFFO) $ 21,573 $ 16,251 $ 79,070 $ 58,517 FFO per common share, diluted $ 0.30 $ 0.26 $ 1.18 $ 1.08 Core FFO per common share, diluted $ 0.30 $ 0.28 $ 1.19 $ 1.10 AFFO per common share, diluted $ 0.31 $ 0.29 $ 1.22 $ 1.16 Dividends per share $ 0.205 $ 0.200 $ 0.810 $ 0.800 Dividends per share as a percent of AFFO 66% 69% 66% 69 % Weighted average common shares outstanding, basic 69,276,514 54,991,093 63,922,973 49,517,977 Operating partnership units outstanding 486,096 514,706 501,751 526,859 Unvested restricted stock units 160,036 209,226 165,420 248,602 Unsettled shares under open forward equity contracts — — 75,295 138,384 Weighted average common shares outstanding, diluted 69,922,646 55,715,025 64,665,439 50,431,822

EBITDAre and Adjusted EBITDAre

(unaudited, dollars in thousands)

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022
GAAP Reconciliation:		
Net income	$ 1,962	$ 2,810
Depreciation and amortization of real estate	17,000	13,797
Amortization of lease-related intangibles	(93)	(246)
Non-real estate depreciation and amortization	78	141
Interest expense, net	5,646	3,473
Income tax expense	10	41
Amortization of loan origination costs	80	28
EBITDA	24,683	20,044
Adjustments:		
Provisions for impairment	2,709	—
Gain on sales of real estate, net	(506)	(1,986)
EBITDAre	26,886	18,058
Adjustments:		
Straight-line rent adjustments	(456)	(142)
Non-recurring executive transition costs, severance and related charges	86	848
Gain on insurance proceeds	(31)	(90)
Non-cash compensation expense	1,264	1,128
Adjustment for construction in process [1]	719	315
Adjustment for intraquarter investment activities [2]	820	1,334
Adjusted EBITDAre	$ 29,288	$ 21,451
Annualized Adjusted EBITDAre [3]	$ 117,152	

Net Debt	As of December 31, 2023
Principal amount of total debt	$ 613,361
Less: Cash, cash equivalents and restricted cash	(29,929)
Net Debt	$ 583,432
Less: Net value of unsettled forward equity from 2023 ATM issuance [4]	(98,594)
Adjusted Net Debt	$ 484,838
Less: Net value of unsettled forward equity from January 2024 offering [5]	(190,771)
Proforma Adjusted Net Debt	$ 294,067

Leverage	
Net debt / Annualized Adjusted EBITDAre	5.0 x
Adjusted Net Debt / Annualized Adjusted EBITDAre	4.1 x
Proforma Adjusted Net Debt / Annualized Adjusted EBITDAre	2.5 x

1. Adjustment reflects the estimated cash yield on developments in process as of December 31, 2023.
2. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments and interest earning loan activity completed during the three months ended December 31, 2023 and 2022, had occurred on October 1, 2023 and 2022, respectively.
3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four.
4. Reflects 5,983,711 of unsettled forward equity shares under the ATM program at the December 31, 2023 available net settlement price of $16.48.
5. Reflects 11,040,000 of unsettled forward equity shares from the January 2024 offering.

NETSTREIT

7

Net Operating Income

(unaudited, dollars in thousands)

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Twelve Months Ended December 31, 2023	Twelve Months Ended December 31, 2022
GAAP Reconciliation:				
Net income	$ 1,962	$ 2,810	$ 6,890	$ 8,205
General and administrative	4,876	5,444	20,176	19,053
Depreciation and amortization	17,078	13,938	63,677	50,075
Provisions for impairment	2,709	—	7,083	1,114
Transaction costs	189	135	456	839
Interest expense, net	5,646	3,473	19,058	9,181
Gain on sales of real estate, net	(506)	(1,986)	(1,175)	(4,148)
Income tax expense	10	41	(49)	396
Loss on debt extinguishment	—	—	128	—
Interest income on mortgage loans receivable	(2,243)	(674)	(7,388)	(2,345)
Lease termination fees	—	—	(550)	—
Other income, net	(166)	(95)	(752)	(131)
Property-Level NOI	29,555	23,086	107,554	82,239
Straight-line rent adjustments	(456)	(142)	(1,163)	(1,286)
Amortization of lease-related intangibles	(93)	(246)	(611)	(889)
Property-Level Cash NOI	$ 29,006	$ 22,698	$ 105,780	$ 80,064
Adjustment for intraquarter acquisitions, dispositions and completed development [1]	705			
Property-Level Cash NOI Estimated Run Rate	29,711			
Interest income on mortgage loans receivable	2,243			
Adjustments for intraquarter mortgage loan activity [2]	115			
Total Cash NOI - Estimated Run Rate	$ 32,069			
Property Operating Expense Coverage				
Property operating expense reimbursement	$ 4,415	$ 3,151	$ 14,648	$ 10,214
Property operating expenses	(5,064)	(3,539)	(16,413)	(11,695)
Property operating expenses, net	$ (648)	$ (389)	$ (1,765)	$ (1,481)

1. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments completed during the three months ended December 31, 2023, had occurred on October 1, 2023.
2. Adjustment assumes all loan activity completed during the three months ended December 31, 2023, had occurred on October 1, 2023.

NETSTREIT 8

Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 9 December 31, 2023 2022 ASSETS Real estate, at cost: Land $ 460,896 $ 401,146 Buildings and improvements 1,149,809 907,084 Total real estate, at cost 1,610,705 1,308,230 Less accumulated depreciation (101,210) (62,526) Property under development 29,198 16,796 Real estate held for investment, net 1,538,693 1,262,500 Assets held for sale 52,451 23,208 Mortgage loans receivable, net 114,472 46,378 Cash, cash equivalents and restricted cash 29,929 70,543 Lease intangible assets, net 161,354 151,006 Other assets, net 49,337 52,057 Total assets $ 1,946,236 $ 1,605,692 LIABILITIES AND EQUITY Liabilities: Term loans, net 521,912 373,296 Revolving credit facility 80,000 113,000 Mortgage note payable, net 7,883 7,896 Lease intangible liabilities, net 25,353 30,131 Liabilities related to assets held for sale 1,158 406 Accounts payable, accrued expenses and other liabilities 36,498 22,540 Total liabilities $ 672,804 $ 547,269 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 73,207,080 and 58,031,879 shares issued and outstanding as of December 31, 2023 and 2022, respectively $ 732 $ 580 Additional paid-in capital 1,367,505 1,091,514 Distributions in excess of retained earnings (112,276) (66,937) Accumulated other comprehensive income 8,943 23,673 Total stockholders’ equity 1,264,904 1,048,830 Noncontrolling interests 8,528 9,593 Total equity 1,273,432 1,058,423 Total liabilities and equity $ 1,946,236 $ 1,605,692

1. Rates presented exclude the impact of capitalized loan fee amortization. 2. Interest rate reflects the all-in borrowing rate as of December 31, 2023. Facility fees are charged at an annual rate of 0.15% of the total facility size of $400 million, and are not included in the interest rate presented. The facility has a one year extension option. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. Interest rate consists of the fixed rate SOFR swap of 1.87%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. See the $175 million Term Loan - Interest Rate Schedule table for additional detail on the fixed interest rate changes through the fully extended maturity. 4. Interest rate consists of the fixed rate SOFR swap of 2.63%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The swap terminates of February 11, 2028. 5. Interest rate consists of the fixed rate SOFR swap of 3.64%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The term loan matures on July 3, 2026 and includes two one-year extension options and one six-month extension option. 6. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022. Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands) 10 As of December 31, 2023 Debt Summary Fully Extended Maturity Principal Balance Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(2) August 11, 2027 $ 80,000 6.49% $ 319,850 3.6 Unsecured term loan(3) January 15, 2027 175,000 3.12% — 3.0 Unsecured term loan(4) February 11, 2028 200,000 3.88% — 4.1 Unsecured term loan(5) January 3, 2029 150,000 4.89% 100,000 5.0 Mortgage note(6) November 1, 2027 8,361 4.53% — 3.8 Total / Weighted Average $ 613,361 4.26% $ 419,850 4.0 $175 million Term Loan - Interest Rate Schedule Start Date End Date Applicable Balance Fixed Rate(1) November 27, 2023 December 23, 2024 $ 175,000 3.12 % December 23, 2024 January 15, 2027 $ 175,000 3.65% $175 $200 $250 $8 $400 $0 $100 $200 $300 $400 $500 $600 2023 2024 2025 2026 2027 2028 2029 2024 Unsecured Term Loan 2028 Unsecured Term Loan 2029 Unsecured Term Loan Mortgage Note Revolving Credit Facility Capacity Debt Maturity Schedule Floating, 13% Fixed, 87% Fixed vs. Floating Debt

Debt, Capitalization, and Financial Ratios

(unaudited, dollars in thousands, except per share data)

Net Debt		**December 31, 2023**
Principal amount of total debt	$	613,361
Less: Cash, cash equivalents and restricted cash		(29,929)
Net debt	$	583,432
Less: Net value of unsettled forward equity from 2023 ATM issuance[1]		(98,594)
Adjusted net debt	$	484,838
Less: Net value of unsettled forward equity from January 2024 offering[2]		(190,771)
Proforma adjusted net debt	$	294,067

Net debt / Annualized Adjusted EBITDAre	5.0x
Adjusted Net Debt / Annualized Adjusted EBITDAre	4.1x
Proforma Adjusted Net Debt / Annualized Adjusted EBITDAre	2.5x

Key Debt Covenant Information	**Required**	**Actual**
Consolidated total leverage ratio	≤ 60.0%	30.5%
Fixed charge coverage ratio	≥ 1.50x	4.8x
Maximum secured indebtedness	≤ 40.0%	0.4%
Maximum recourse indebtedness	≤ 10.0%	—%
Unencumbered leverage ratio	≤ 60.0%	33.3%
Unencumbered interest coverage ratio	≥ 1.75x	5.3x

Liquidity		**As of December 31, 2023**
Unused unsecured revolver capacity	$	319,850
Cash, cash equivalents and restricted cash		29,929
Net value of unsettled forward equity from 2023 ATM issuance[1]		98,594
Undrawn term loan balance		100,000
Total Liquidity	$	548,373
Net value of unsettled forward equity from January 2024 offering[2]		190,771
Total Proforma Liquidity	$	739,144

Equity	**Ending Shares/ Units as of December 31, 2023**		**Equity Market Capitalization**	**% of Total**
Common shares[3]	73,207,080	$	1,306,746	99.3 %
OP units[3]	479,298		8,555	0.7 %
Total	73,686,378	$	1,315,302	100.0 %

Enterprise Value		**As of December 31, 2023**	**% of Total**
Principal amount of total debt	$	613,361	31.8 %
Equity market capitalization[3]		1,315,302	68.2 %
Total enterprise value	$	1,928,662	100.0 %

1. Reflects 5,983,711 of unsettled forward equity shares under the ATM program at the December 31, 2023 available net settlement price of $16.48.
2. Reflects 11,040,000 of unsettled forward equity shares from the January 2024 offering.
3. Value is based on the December 29, 2023 closing share price of $17.85 per share.

NETSTREIT

11

Investment Activity

(unaudited, dollars in thousands)

	Three Months Ended				
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Investments					
Number of Investments[1]	57	29	39	71	24
Gross Investment	$ 119,128	$ 117,455	$ 115,321	$ 128,615	$ 104,069
Cash Yield[2]	7.2 %	7.0 %	6.8 %	7.7 %	6.9 %
Weighted Average Lease Term (years)[3]	10.9	10.0	11.5	10.3	11.1
Investment Grade and Investment Grade Profile %	98.7 %	97.2 %	80.7 %	94.9 %	97.7 %
Dispositions					
Number of Investments[4]	6	6	2	8	3
Number of Vacant Properties	—	—	—	—	—
Gross Proceeds[5]	$ 15,995	$ 13,543	$ 4,060	$ 15,907	$ 12,294
Cash Yield[6]	7.2 %	6.9 %	6.7 %	6.8 %	6.7 %
Weighted Average Lease Term (years)[3]	11.2	7.1	4.2	5.6	10.8

Developments

Industry	Location	Lease Term (years)	Amount Funded to Date	Actual/ Anticipated Rent Commencement
Arts & Craft	D'Iberville, MS	15	$ 7,405	Commenced 1Q'23
Arts & Craft	Winder, GA	15	$ 7,422	Commenced 1Q'23
Arts & Craft	Sheboygan, WI	10	$ 3,599	Commenced 2Q'23
Home Improvement	Bossier City, LA	12	$ 6,306	Commenced 3Q'23
Discount Retail	Alpena, MI	10	$ 4,588	Commenced 3Q'23
Dollar Stores (multiple programs)	Various (3 completed)	10	$ 4,628	Commenced 3Q'23
Dollar Stores (multiple programs)	Various (13 completed)	10 to 15	$ 22,613	Commenced 4Q'23
Automotive Service (multiple locations)	Various (1 completed)	15	$ 3,195	Commenced 4Q'23
Dollar Stores (multiple programs)	Various (15 in progress)	10 to 15	$ 22,813	1Q'24 to 3Q'24
Automotive Service (multiple locations)	Various (6 in progress)	15	$ 9,416	2Q'24 to 3Q'24
Farm Supplies	Malakoff, TX	20	$ 5,616	1Q'24
Home Improvement	Butte, MT	15	$ 2,098	3Q'24
Pet Supplies	Sumter, SC	10	$ 1,175	4Q'24

1. Includes acquisitions, mortgage loans receivable, and completed developments.
2. ABR divided by the Gross Investment.
3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable.
4. Includes investments associated with mortgage loans receivable.
5. Excludes transaction costs.
6. ABR divided by Gross Proceeds; excludes vacant properties.

NETSTREIT

12

Portfolio Information

(unaudited, dollars in thousands)

Portfolio Metrics	December 31, 2023
Number of Investments[1]	598
Number of states	45
Square feet	10,624,183
Tenants	85
Industries	26
Occupancy[2]	100.0 %
Weighted average lease term remaining (years)[3]	9.5

Tenant Quality	Number of Investments		ABR	% of ABR
Investment grade (rated)[4]	472	$	92,927	70.5%
Investment grade profile (unrated)[5]	49		18,641	14.1%
Sub-investment grade (rated)[6]	28		11,542	8.8%
Sub-investment grade profile (unrated)	49		8,750	6.6%
Total	598	$	131,859	100.0%

Tenant Quality


Investment Grade 70.5%
84.6%
of ABR
Inv. Grade
Inv. Grade Profile
Investment Grade Profile 14.1%
Sub-Investment Grade 8.8%
Sub-Investment Grade Profile 6.6%

Defensive Category


Necessity 52.3%
Discount 22.0%
87.6%
of ABR
Necessity
Discount
Service
Service 13.3%
Other 12.3%

1. Includes acquisitions, mortgage loans receivable, and completed developments.
2. Excludes 70 investments that secure mortgage loans receivable.
3. Weighted by ABR; excludes lease extension options and 70 investments that secure mortgage loans receivable.
4. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher.
5. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC.
6. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P), Ba1 (Moody's) or NAIC3 (National Association of Insurance Commissioners) or lower.

NETSTREIT
13

Portfolio Information (cont'd)

(unaudited, dollars in thousands)

Top 20 Tenants	Number of Leases		ABR	% of ABR	Credit rating[1]
DOLLAR GENERAL	134	$	14,350	10.9%	BBB
CVS Health	33		10,246	7.8%	BBB
Walgreens	28		9,047	6.9%	BBB-
DOLLAR TREE / FAMILY DOLLAR	59		6,540	5.0%	BBB
THE HOME DEPOT	4		6,197	4.7%	A
Ahold Delhaize	7		5,808	4.4%	BBB+
HOBBY LOBBY	15		5,531	4.2%	IG Profile
7-ELEVEN	20		4,611	3.5%	A
Speedway	49		4,288	3.3%	A
festival	3		3,955	3.0%	IG Profile
Advance Auto Parts	40		3,900	3.0%	Baa2
Walmart	6		3,770	2.9%	AA
LOWE'S	4		3,578	2.7%	BBB+
Kroger	7		3,407	2.6%	Baa1
BEST BUY	6		3,188	2.4%	A3
FLOOR & DECOR	2		2,615	2.0%	BB
OLLIE'S GOOD STUFF CHEAP	10		2,435	1.8%	IG Profile
Winn-Dixie	4		2,356	1.8%	Ba3
DICK'S SPORTING GOODS	2		2,186	1.7%	BBB
BIG LOTS!	8		2,011	1.5%	SIG (unrated)
Total	441	$	100,020	75.9%	

1. If rated by a credit rating agency, reflects highest rating from S&P, Fitch, Moody's or National Association of Insurance Commissioners.

NETSTREIT

14

Portfolio Information (cont’d) (unaudited, dollars in thousands) 15 State Number of Investments ABR % of ABR Illinois 26 $ 11,391 8.6% Texas 43 10,063 7.6% Wisconsin 24 9,507 7.2% New York 25 8,609 6.5% North Carolina 70 7,721 5.9% Georgia 36 7,054 5.3% Alabama 45 6,698 5.1% Ohio 42 6,685 5.1% Virginia 11 5,892 4.5% Pennsylvania 28 5,697 4.3% Other 248 52,542 39.8% Total 598 $ 131,859 100.0%

Portfolio Information (cont'd)

(unaudited, dollars in thousands)

Industry	Defensive Category	Number of Investments		ABR	% of ABR
Dollar Stores	Discount	193	$	20,890	15.8%
Grocery	Necessity	31		20,261	15.4%
Drug Stores & Pharmacies	Necessity	61		19,294	14.6%
Home Improvement	Necessity	29		15,269	11.6%
Convenience Stores	Service	73		9,641	7.3%
Discount Retail	Discount	32		8,134	6.2%
Auto Parts	Necessity	61		5,526	4.2%
Arts & Crafts	Other	14		5,475	4.2%
Sporting Goods	Other	4		3,841	2.9%
General Retail	Necessity	6		3,753	2.8%
Consumer Electronics	Other	6		3,188	2.4%
Quick Service Restaurants	Service	22		3,170	2.4%
Healthcare	Necessity	12		2,366	1.8%
Automotive Service	Service	18		2,036	1.5%
Specialty	Other	2		1,719	1.3%
Farm Supplies	Necessity	7		1,615	1.2%
Casual Dining	Service	7		1,066	0.8%
Health and Fitness	Service	1		985	0.7%
Furniture Stores	Other	2		932	0.7%
Equipment Rental and Leasing	Service	5		687	0.5%
Apparel	Other	4		481	0.4%
Banking	Necessity	3		467	0.4%
Wholesale Warehouse Club	Necessity	1		417	0.3%
Telecommunications	Other	2		314	0.2%
Gift, Novelty, and Souvenir Shops	Other	1		200	0.2%
Home Furnishings	Other	1		134	0.1%
Total		598	$	131,859	100.0%

Defensive Category	Number of Investments		ABR	% of ABR
Necessity	211		68,967	52.3%
Discount	225		29,024	22.0%
Service	126		17,585	13.3%
Other	36		16,284	12.3%
Total	598	$	131,859	100.0%

NETSTREIT

16

Lease Expiration Schedule[1]

(unaudited, dollars in thousands)

Year of Expiration	Number of Investments Expiring		ABR Expiring	ABR Expiring as a % of Total Portfolio
2024	1	$	84	0.1%
2025	7		2,300	1.9%
2026	10		2,563	2.1%
2027	17		4,602	3.8%
2028	26		10,128	8.3%
2029	43		9,759	8.0%
2030	39		9,896	8.1%
2031	64		12,187	9.9%
2032	34		9,085	7.4%
2033	61		12,590	10.3%
2034	39		11,095	9.1%
2035	28		8,861	7.2%
2036	21		4,977	4.1%
2037	23		6,666	5.4%
2038	91		11,439	9.3%
2039	7		1,110	0.9%
2040	2		425	0.3%
2041	4		1,246	1.0%
2042	1		985	0.8%
2043	2		1,500	1.2%
2044	8		1,038	0.8%
TOTAL	**528**	**$**	**122,535**	**100.0%**

1. Excludes 70 investments that secure mortgage loans receivable.

NETSTREIT

17

FFO, Core FFO, and AFFO FFO means funds from operations. It is a non-GAAP measure defined by NAREIT as net income (computed in accordance with GAAP). Our FFO is net income in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO means core funds from operations. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These include non-recurring executive transition costs, severance and related charges, gain on insurance proceeds, and loss on debt extinguishments and other related costs. AFFO means adjusted funds from operations. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense, earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO and AFFO do not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO and AFFO to be alternatives to net income as a reliable measure of our operating performance nor should you consider FFO, Core FFO and AFFO to be alternatives to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements and distributions to stockholders. FFO, Core FFO and AFFO do not represent cash flows from operating, investing or financing activities as defined by GAAP. Further, FFO, Core FFO and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO and AFFO. Non-GAAP Measures and Definitions 18

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre EBITDA is defined as earnings before interest expense, income tax expense, and depreciation and amortization. EBITDAre is the NAREIT definition of EBITDA (as defined above), but it is further adjusted to follow the definition included in a white paper issued in 2017 by NAREIT, which recommended that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre further adjusted to exclude straight-line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, loss on debt extinguishment and other related costs, gain on insurance proceeds, other non- recurring expenses (income), lease termination fees, adjustment for construction in process, and adjustment for intraquarter activities. Beginning in the quarter ended June 30, 2023, we modified our definition of Adjusted EBITDAre to include adjustments for construction in process and intraquarter investment activities. Prior periods have been recast to reflect this new definition. Annualized Adjusted EBITDAre is a non-GAAP financial measure defined as Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt and Adjusted Net Debt Net Debt is calculated as our principal amount of total debt outstanding excluding deferred financing costs, net discounts and debt issuance costs less cash, cash equivalents and restricted cash available for future investment. We believe excluding cash, cash equivalents and restricted cash available for future investment from our principal amount, all of which could be used to repay deb, provides an estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysis. Adjusted Net Debt is Net Debt adjusted by the net value of unsettled forward equity as of period end. Non-GAAP Measures and Definitions (cont’d) 19

Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are non-GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense (or income), income tax expense, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, loss on debt extinguishment, lease termination fees, and other income (or expense). We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property-Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions and completed developments to derive Property-Level Cash NOI - Estimated Run Rate. We further adjust Property-Level Cash NOI - Estimated Run Rate for interest income on mortgage loans receivable and intraquarter mortgage loan activity to derive Total Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP, and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent as of December 31, 2023, for all leases that commenced and annualized cash interest on mortgage loans receivable in place as of that date. Cash Yield is the annualized base rent contractually due from acquired properties, interest income from mortgage loans receivable, and completed developments, divided by the gross investment amount, or gross proceeds in the case of dispositions. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Non-GAAP Measures and Definitions (cont’d) 20

Non-GAAP Measures and Definitions (cont’d) 21 Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of economically occupied properties divided by the total number of properties owned, excluding mortgage loans receivable and properties under development. OP Units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable.

Forward Looking and Cautionary Statements 22 This supplemental report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this supplemental report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 23, 2023 and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplemental report. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.